Note 19 - Subsequent Events	12 Months Ended
Nov. 30, 2025
Statement Line Items [Line Items]
Disclosure of events after reporting period [text block]
19.	Subsequent Events

On January 19, 2026, a subsidiary of the Company entered into a $1.25 million credit facility with The Toronto-Dominion Bank, secured by a one-year cashable guaranteed investment certificate. Subsequently, on February 20, 2026, the subsidiary issued an irrevocable letter of credit in the amount of $0.98 million to the Minister of Crown–Indigenous Relations and Northern Affairs Canada in connection with the receipt of certain land use and water permits for the Yellowknife Gold Project.

Subsequent to November 30, 2025, the Company had sales of 4,287,500 ATM Shares under the 2025 ATM Program for gross proceeds of approximately $9.32 million, with aggregate commissions paid or payable to the Agents and other share issue costs of approximately $0.2 million.

Subsequent to November 30, 2025, U.S GoldMining issued 30,979 common shares under the U.S. GoldMining ATM Program for gross proceeds of approximately $0.44 million (US$0.32 million).

On December 12, 2025, U.S. GoldMining Inc. filed a prospectus supplement to increase the maximum number of U.S. GoldMining Shares, issuable pursuant to the U.S. GoldMining Offering Agreement. Pursuant to the increased offering, U.S. GoldMining may sell up to US$6.1 million of U.S. GoldMining Shares from time to time through the sales agents, which does not include the U.S. GoldMining Shares having an aggregate gross sales price of approximately US$10.1 million that were sold pursuant to the U.S. GoldMining ATM Program prior to December 12, 2025.